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                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             October 22, 1999
                                                 -----------------------------
                                Stamps.com Inc.
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            (Exact name of registrant as specified in its charter)

         Delaware                      000-26427              77-0454966
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(State or other jurisdiction          (Commission           (IRS Employer
      of incorporation)               File Number)        Identification No.)

3420 Ocean Park Boulevard, Suite 1040,  Santa Monica, California     90405
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           (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code   (310) 581-7200
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         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets.

          On October 22, 1999, we signed a definitive agreement to acquire iShip.com, Inc., a privately-held company located in Bellevue, Washington. Under the terms of the merger agreement, a wholly owned subsidiary of Stamps.com will be merged with and into iShip.com and iShip.com will survive as a wholly owned subsidiary of Stamps.com. iShip.com provides Web-based technology that gives online buyers and sellers the ability to price, ship, track and manage shipments over the Internet. iShip.com allows shippers to compare rates and services among multiple carriers, including UPS, FedEx, Airborne, US Postal Service and Yellow Freight. Under the terms of the agreement, we will issue up to 8,000,000 shares of our common stock for all outstanding shares, options and warrants of iShip.com. The acquisition, which will be accounted for under the purchase method of accounting, has been approved by the board of directors of both companies and is subject to regulatory and stockholder approval. The iShip.com acquisition is expected to close in the fourth quarter of 1999.

          The amount of consideration we agreed to pay iShip.com was determined by arms-length negotiations between the parties. We will use a portion of our working capital for the consummation of the merger.

          Attached as Exhibit 2.1 to this report is the Agreement and Plan of Merger by and among Stamps.com, Rocket Acquisition Corp. (a wholly owned subsidiary of Stamps.com ) and iShip.com, Inc. Attached as Exhibit 99.1 to this report is a press release issued on October 25, 1999 announcing the transaction.


Item 5.  Other Events.

Third Quarter 1999 Financial Results.

     On October 28, 1999, we announced our financial results for the second quarter ended June 30, 1999. The information set forth in this paragraph is qualified in its entirety by reference to a press release issued on October 28,1999, a copy of which is attached as Exhibit 99.2 to this report and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Financial Statements of Businesses Acquired.

             The Financial Statements of iShip.com, Inc. required pursuant to this item will be filed by amendment to this Form 8-K within 60 days of the date hereof.

        (b)  Pro Forma Financial Information.

             The Pro Forma Financial Information of Stamps.com and iShip.com required pursuant to this item will be filed by amendment to this Form 8-K within 60 days of the date hereof.

        (c) Exhibits.

             2.1 Agreement and Plan of Merger by and among the Registrant, Rocket Acquisition Corp. and iShip.com, Inc. dated as of October 22, 1999.

            99.1 Press Release issued by the Registrant on October 25, 1999 (Announcing Agreement to Acquire iShip.com).

            99.2 Press Release issued by the Registrant on October 28, 1999 (Announcing Third Quarter 1999 Financial Results).
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                                  SIGNATURES*

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  Stamps.com Inc.
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                                                   (Registrant)

         October 29, 1999                       /s/John W. LaValle
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               Date                      John W. LaValle
                                         Sr. VP Operations, CFO and Secretary